Exhibit 99.2

Financial Supplement
Fourth Quarter 2016
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Sr. Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
4th Quarter 2016

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the Company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to operating income before income tax is presented in the appendix.
RGA evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’ equity excluding AOCI.

Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Reinsurance Group of America, Incorporated
Financial Supplement
2016 Notes

Segment Name Change

In the fourth quarter of 2016, RGA changed the name of its Non-Traditional segments to Financial Solutions. The name change better aligns our external reports to internally used terminology. This name change does not affect any previously or future reported results for the Financial Solutions segments.

Reinsurance Group of America, Incorporated
Financial Supplement
2017 Guidance

On an annual basis, the Company provides financial guidance based upon the intermediate term rather than giving a range of annual earnings per share for an upcoming year.  This better reflects the long-term nature of the business and the difficulty in predicting the timing of shorter-term or periodic events such as block transactions.  The Company accepts risks over very long periods of time, up to 30 years or longer in some cases.  While more predictable over longer-term horizons, RGA’s business is subject to inherent short-term volatility, primarily due to mortality and morbidity experience.

Over the intermediate term, the Company continues to target growth in operating income per share in the 5 to 8 percent range, and operating return on equity of 10 to 12 percent.  It is presumed that there are no significant changes in the investment environment from current levels, and the company will deploy $300 million to $400 million of excess capital, on average, annually.  These guidance ranges are based upon “normalized” results.  Both the operating EPS target range and the ROE ranges are unchanged from a year ago.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except in force & per share data)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,			Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015			2016	2015	Change
Net premiums	$2,493,163	$2,251,758	$2,346,945	$2,157,005	$2,328,501		$164,662	$9,248,871	$8,570,741	$678,130
Net income	190,149	198,719	236,103	76,472	163,127		27,022	701,443	502,166	199,277
Operating income	171,259	159,361	181,228	120,750	187,950		(16,691)	632,598	567,084	65,514
Return on equity - annualized	10.1%	10.2%	13.2%	4.8%	10.5%		(0.4)%
Return on equity - trailing 12 months	9.9%	9.7%	8.4%	6.9%	7.6%		2.3%
Operating return on equity (ex AOCI):
Annualized	11.7%	11.2%	13.2%	8.9%	14.0%		(2.3)%
Trailing 12 months	11.2%	11.8%	11.4%	10.6%	10.6%		0.6%
Total assets	$53,097,879	$54,832,498	$53,876,703	$52,186,624	$50,383,152		$2,714,727
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,609.3	$1,603.8	$1,612.9	$1,609.3	$1,594.3		$15.0
U.S. and Latin America Financial Solutions	2.1	2.1	2.1	2.1	2.1		—
Canada Traditional	355.7	358.7	361.8	349.0	333.0		22.7
Europe, Middle East and Africa Traditional	603.0	612.8	608.3	624.2	602.7		0.3
Asia Pacific Traditional	492.2	505.1	504.8	483.5	462.7		29.5
Asia Pacific Financial Solutions	0.2	0.3	0.4	0.3	0.3		(0.1)
Total Assumed Life Reinsurance In Force	$3,062.5	$3,082.8	$3,090.3	$3,068.4	$2,995.1		$67.4
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$33.4	$19.7	$32.0	$41.3	$142.1	(1)	$(108.7)	$126.4	$203.9	$(77.5)
Canada Traditional	9.1	9.4	8.2	8.2	8.7		0.4	34.9	38.6	(3.7)
Europe, Middle East and Africa Traditional	44.3	31.7	49.1	44.7	66.0	(1)	(21.7)	169.8	171.6	(1.8)
Asia Pacific Traditional	21.6	20.5	18.0	13.6	12.1		9.5	73.7	76.9	(3.2)
Total Assumed New Business Production	$108.4	$81.3	$107.3	$107.8	$228.9		$(120.5)	$404.8	$491.0	$(86.2)
Per Share and Shares Data
Basic earnings per share
Net income	$2.96	$3.10	$3.68	$1.18	$2.49		$0.47	$10.91	$7.55	$3.36
Operating income	$2.67	$2.48	$2.83	$1.87	$2.87		$(0.20)	$9.84	$8.52	$1.32
Diluted earnings per share
Net income	$2.92	$3.07	$3.64	$1.17	$2.46		$0.46	$10.79	$7.46	$3.33
Operating income	$2.63	$2.46	$2.80	$1.85	$2.84		$(0.21)	$9.73	$8.43	$1.30

Wgt. average common shares outstanding
Basic	64,251	64,146	64,126	64,568	65,535		(1,284)	64,274	66,553	(2,279)
Diluted	65,124	64,815	64,796	65,217	66,247		(1,123)	64,989	67,292	(2,303)

Common shares issued	79,138	79,138	79,138	79,138	79,138		—	79,138	79,138	—
Treasury shares	14,835	14,932	15,068	15,073	13,933		902	14,835	13,933	902
Common shares outstanding	64,303	64,206	64,070	64,065	65,205		(902)	64,303	65,205	(902)

Book value per share	$110.31	$124.50	$118.32	$104.88	$94.09

Per share effect of AOCI	$17.72	$34.46	$30.99	$20.77	$10.86
Book value per share, excluding AOCI	$92.59	$90.04	$87.33	$84.11	$83.23

Shareholder dividends paid	$26,337.3	$26,288.3	$23,727.2	$24,018.6	$24,269.1		$2,068.2	$100,371.4	$93,380.5	$6,990.9
(1) Includes the effect of significant in force transactions.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to Date
(USD thousands)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
Revenues:	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Net premiums	$2,493,163	$2,251,758	$2,346,945	$2,157,005	$2,328,501	$164,662	$9,248,871	$8,570,741	$678,130
Investment income, net of related expenses	497,227	489,727	507,666	417,266	467,468	29,759	1,911,886	1,734,495	177,391
Investment related gains (losses), net
OTTI on fixed maturity securities	(4,142)	—	(846)	(33,817)	(27,605)	23,463	(38,805)	(57,380)	18,575
OTTI on fixed maturity securities transferred to AOCI	74	—	—	—	—	74	74	—	74
Other investment related gains (losses), net	14,261	86,624	119,110	(87,069)	(17,204)	31,465	132,926	(107,370)	240,296
Total investment related gains (losses), net	10,193	86,624	118,264	(120,886)	(44,809)	55,002	94,195	(164,750)	258,945
Other revenue	68,715	72,468	66,193	59,183	77,431	(8,716)	266,559	277,692	(11,133)
Total revenues	3,069,298	2,900,577	3,039,068	2,512,568	2,828,591	240,707	11,521,511	10,418,178	1,103,333
Benefits and expenses:
Claims and other policy benefits	2,116,045	1,993,064	1,997,502	1,886,764	2,015,929	100,116	7,993,375	7,489,382	503,993
Interest credited	64,089	116,848	95,849	87,905	105,032	(40,943)	364,691	336,964	27,727
Policy acquisition costs and other insurance expenses	370,134	300,962	405,681	233,763	300,329	69,805	1,310,540	1,127,486	183,054
Other operating expenses	175,634	152,556	159,895	157,424	158,556	17,078	645,509	554,044	91,465
Interest expense	41,422	43,063	20,331	32,807	35,820	5,602	137,623	142,863	(5,240)
Collateral finance and securitization expense	6,431	6,484	6,587	6,325	6,182	249	25,827	22,644	3,183
Total benefits and expenses	2,773,755	2,612,977	2,685,845	2,404,988	2,621,848	151,907	10,477,565	9,673,383	804,182
Income before income taxes	295,543	287,600	353,223	107,580	206,743	88,800	1,043,946	744,795	299,151
Income tax expense	105,394	88,881	117,120	31,108	43,616	61,778	342,503	242,629	99,874
Net income	$190,149	$198,719	$236,103	$76,472	$163,127	$27,022	$701,443	$502,166	$199,277
Pre-tax Operating Income Reconciliation:
Income before income taxes	$295,543	$287,600	$353,223	$107,580	$206,743	$88,800	$1,043,946	$744,795	$299,151
Investment and derivative losses (gains)—
non-operating (1)	103,944	(26,958)	(67,100)	(31,968)	64,034	39,910	(22,082)	49,586	(71,668)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(20,374)	(49,078)	(76,966)	92,249	27,201	(47,575)	(54,169)	98,793	(152,962)
GMXB embedded derivatives (1)	(90,923)	(7,988)	28,137	62,940	(36,437)	(54,486)	(7,834)	33,191	(41,025)
Funds withheld losses (gains)—investment income	(8,238)	(3,322)	(11,657)	(4,983)	246	(8,484)	(28,200)	(16,370)	(11,830)
EIA embedded derivatives—interest credited	(39,964)	42	(17,364)	29,149	(1,412)	(38,552)	(28,137)	(12,582)	(15,555)
DAC offset, net	27,625	31,876	64,841	(76,978)	(13,142)	40,767	47,364	(49,225)	96,589
Investment income on unit-linked variable annuities	(4,217)	(5,540)	(2,966)	(408)	—	(4,217)	(13,131)	—	(13,131)
Interest credited on unit-linked variable annuities	4,217	5,540	2,966	408	—	4,217	13,131	—	13,131
Non-investment derivatives	289	(1,705)	110	(831)	(120)	409	(2,137)	(118)	(2,019)
Operating Income Before Income Taxes	$267,902	$230,467	$273,224	$177,158	$247,113	$20,789	$948,751	$848,070	$100,681
After-tax Operating Income Reconciliation:
Net Income	$190,149	$198,719	$236,103	$76,472	$163,127	$27,022	$701,443	$502,166	$199,277
Investment & derivative losses (gains)—
non-operating (1)	66,640	(19,745)	(46,490)	(21,727)	40,203	26,437	(21,322)	30,020	(51,342)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(13,243)	(31,901)	(50,028)	59,962	17,680	(30,923)	(35,210)	64,215	(99,425)
GMXB embedded derivatives (1)	(59,100)	(5,192)	18,289	40,911	(23,684)	(35,416)	(5,092)	21,574	(26,666)
Funds withheld losses (gains)—investment income	(5,355)	(2,159)	(7,577)	(3,239)	161	(5,516)	(18,330)	(10,640)	(7,690)
EIA embedded derivatives—interest credited	(25,977)	28	(11,287)	18,947	(917)	(25,060)	(18,289)	(8,178)	(10,111)
DAC offset, net	17,957	20,719	42,147	(50,036)	(8,542)	26,499	30,787	(31,996)	62,783
Investment income on unit-linked variable annuities	(2,741)	(3,601)	(1,928)	(265)	—	(2,741)	(8,535)	—	(8,535)
Interest credited on unit-linked variable annuities	2,741	3,601	1,928	265	—	2,741	8,535	—	8,535
Non-investment derivatives	188	(1,108)	71	(540)	(78)	266	(1,389)	(77)	(1,312)
Operating Income	$171,259	$159,361	$181,228	$120,750	$187,950	$(16,691)	$632,598	$567,084	$65,514
(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Consolidated Operating Income Statements (USD thousands, except per share data)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015		2016	2015	Change
Revenues:
Net premiums	$2,493,163	$2,251,758	$2,346,945	$2,157,005	$2,328,501	$164,662	$9,248,871	$8,570,741	$678,130
Investment income, net of related expenses	484,772	480,865	493,043	411,875	467,714	17,058	1,870,555	1,718,125	152,430
Investment related gains (losses), net	2,840	2,600	2,335	2,335	9,989	(7,149)	10,110	16,820	(6,710)
Other revenue	69,004	70,763	66,303	58,352	77,311	(8,307)	264,422	277,574	(13,152)
Total revenues	3,049,779	2,805,986	2,908,626	2,629,567	2,883,515	166,264	11,393,958	10,583,260	810,698

Benefits and expenses:
Claims and other policy benefits	2,116,045	1,993,064	1,997,502	1,886,764	2,015,929	100,116	7,993,375	7,489,382	503,993
Interest credited	99,836	111,266	110,247	58,348	106,444	(6,608)	379,697	349,546	30,151
Policy acquisition costs and other insurance expenses	342,509	269,086	340,840	310,741	313,471	29,038	1,263,176	1,176,711	86,465
Other operating expenses	175,634	152,556	159,895	157,424	158,556	17,078	645,509	554,044	91,465
Interest expense	41,422	43,063	20,331	32,807	35,820	5,602	137,623	142,863	(5,240)
Collateral finance and securitization expense	6,431	6,484	6,587	6,325	6,182	249	25,827	22,644	3,183
Total benefits and expenses	2,781,877	2,575,519	2,635,402	2,452,409	2,636,402	145,475	10,445,207	9,735,190	710,017

Operating income before income taxes	267,902	230,467	273,224	177,158	247,113	20,789	948,751	848,070	100,681

Operating income tax expense	96,643	71,106	91,996	56,408	59,163	37,480	316,153	280,986	35,167

Operating income	$171,259	$159,361	$181,228	$120,750	$187,950	$(16,691)	$632,598	$567,084	$65,514

Wgt. average common shares outstanding (diluted)	65,124	64,815	64,796	65,217	66,247	(1,123)	64,989	67,292	(2,303)

Diluted earnings per share—operating income	$2.63	$2.46	$2.80	$1.85	$2.84	$(0.21)	$9.73	$8.43	$1.30

Foreign currency effect (1):
Net premiums	$(35,247)	$(21,049)	$(45,665)	$(70,207)	$(107,975)	$72,728	$(172,168)	$(473,539)	$301,371
Operating income before income taxes	$(7,911)	$(3,236)	$(4,247)	$(9,762)	$(18,672)	$10,761	$(25,156)	$(55,164)	$30,008

(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2016	2016	2016	2016	2015
Assets
Fixed maturity securities, available-for-sale	$32,093,625	$33,536,419	$33,160,976	$31,148,714	$29,642,905
Mortgage loans on real estate	3,775,522	3,607,700	3,377,039	3,292,496	3,129,951
Policy loans	1,427,602	1,414,963	1,445,410	1,451,857	1,468,796
Funds withheld at interest	5,875,919	5,922,656	5,899,289	5,797,183	5,880,203
Short-term investments	76,710	126,702	195,979	431,535	558,284
Other invested assets	1,591,940	1,777,065	1,682,143	1,368,544	1,298,120
Total investments	44,841,318	46,385,505	45,760,836	43,490,329	41,978,259
Cash and cash equivalents	1,200,718	1,379,693	1,034,329	1,502,082	1,525,275
Accrued investment income	347,173	391,837	368,926	364,432	339,452
Premiums receivable and other reinsurance balances	1,930,755	1,834,362	1,917,844	1,886,293	1,797,504
Reinsurance ceded receivables	683,972	694,906	681,425	688,491	637,859
Deferred policy acquisition costs	3,338,605	3,406,093	3,401,935	3,490,509	3,392,437
Other assets	755,338	740,102	711,408	764,488	712,366
Total assets	$53,097,879	$54,832,498	$53,876,703	$52,186,624	$50,383,152

Liabilities and Stockholders’ Equity
Future policy benefits	$19,581,573	$19,634,157	$19,605,021	$19,811,921	$19,612,251
Interest-sensitive contract liabilities	14,029,354	14,217,831	14,024,012	14,087,081	13,663,873
Other policy claims and benefits	4,263,026	4,304,491	4,305,219	4,384,072	4,094,640
Other reinsurance balances	388,989	353,426	344,527	397,375	296,899
Deferred income taxes	2,770,640	3,071,995	2,901,264	2,483,584	2,218,328
Other liabilities	1,041,880	1,321,017	1,157,252	1,106,531	1,165,071
Long-term debt (1)	3,088,635	3,088,710	3,088,280	2,297,709	2,297,548
Collateral finance and securitization notes	840,700	847,389	870,482	899,482	899,161
Total liabilities	46,004,797	46,839,016	46,296,057	45,467,755	44,247,771

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,848,611	1,842,390	1,834,995	1,827,646	1,816,142
Retained earnings	5,199,130	5,039,470	4,870,711	4,668,588	4,620,303
Treasury stock	(1,094,779)	(1,101,495)	(1,111,225)	(1,108,539)	(1,010,139)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(172,541)	(121,709)	(93,476)	(103,418)	(181,151)
Unrealized appreciation of securities, net of income taxes	1,355,033	2,381,473	2,126,815	1,482,922	935,697
Pension and postretirement benefits, net of income taxes	(43,163)	(47,438)	(47,965)	(49,121)	(46,262)
Total stockholders’ equity	7,093,082	7,993,482	7,580,646	6,718,869	6,135,381
Total liabilities and stockholders’ equity	$53,097,879	$54,832,498	$53,876,703	$52,186,624	$50,383,152

Total stockholders’ equity, excluding AOCI	$5,953,753	$5,781,156	$5,595,272	$5,388,486	$5,427,097

(1) The balance of long-term debt at December 31, 2016 includes current maturities of $299,945, which were previously included in short-term debt. The comparable prior periods have been revised to conform to the December 2016 presentation.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$1,430,291	$1,277,491	$1,307,395	$1,234,394	$1,370,745	$59,546	$5,249,571	$4,806,706	$442,865
Investment income, net of related expenses	184,674	167,898	182,238	165,023	176,174	8,500	699,833	636,779	63,054
Investment related gains (losses), net	2,147	(3,394)	(882)	(2,100)	493	1,654	(4,229)	2,306	(6,535)
Other revenue	8,119	2,922	5,252	3,500	7,438	681	19,793	19,235	558
Total revenues	1,625,231	1,444,917	1,494,003	1,400,817	1,554,850	70,381	5,964,968	5,465,026	499,942

Benefits and expenses:
Claims and other policy benefits	1,232,207	1,131,507	1,149,665	1,119,442	1,235,926	(3,719)	4,632,821	4,366,696	266,125
Interest credited	22,156	20,628	20,845	21,400	21,682	474	85,029	77,500	7,529
Policy acquisition costs and other insurance expenses	205,358	184,766	182,285	177,078	187,277	18,081	749,487	673,331	76,156
Other operating expenses	34,018	30,935	29,778	31,799	30,482	3,536	126,530	111,728	14,802
Total benefits and expenses	1,493,739	1,367,836	1,382,573	1,349,719	1,475,367	18,372	5,593,867	5,229,255	364,612

Income before income taxes	$131,492	$77,081	$111,430	$51,098	$79,483	$52,009	$371,101	$235,771	$135,330

Loss and expense ratios:
Claims and other policy benefits	86.2%	88.6%	87.9%	90.7%	90.2%	(4.0)%	88.3%	90.8%	(2.5)%
Policy acquisition costs and other insurance expenses	14.4%	14.5%	13.9%	14.3%	13.7%	0.7%	14.3%	14.0%	0.3%
Other operating expenses	2.4%	2.4%	2.3%	2.6%	2.2%	0.2%	2.4%	2.3%	0.1%

Foreign currency effect on (1):
Net premiums	$(1,372)	$(1,135)	$(2,243)	$(867)	$(1,419)	$47	$(5,617)	$(4,625)	$(992)
Income before income taxes	$159	$(41)	$(189)	$(21)	$54	$105	$(92)	$(379)	$287

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$1,430,291	$1,277,491	$1,307,395	$1,234,394	$1,370,745	$59,546	$5,249,571	$4,806,706	$442,865
Investment income, net of related expenses	184,674	167,898	182,238	165,023	176,174	8,500	699,833	636,779	63,054
Other revenue	8,119	2,922	5,252	3,500	7,438	681	19,793	19,235	558
Total revenues	1,623,084	1,448,311	1,494,885	1,402,917	1,554,357	68,727	5,969,197	5,462,720	506,477

Benefits and expenses:
Claims and other policy benefits	1,232,207	1,131,507	1,149,665	1,119,442	1,235,926	(3,719)	4,632,821	4,366,696	266,125
Interest credited	22,156	20,628	20,845	21,400	21,682	474	85,029	77,500	7,529
Policy acquisition costs and other insurance expenses	205,358	184,766	182,285	177,078	187,277	18,081	749,487	673,331	76,156
Other operating expenses	34,018	30,935	29,778	31,799	30,482	3,536	126,530	111,728	14,802
Total benefits and expenses	1,493,739	1,367,836	1,382,573	1,349,719	1,475,367	18,372	5,593,867	5,229,255	364,612

Operating income before income taxes	$129,345	$80,475	$112,312	$53,198	$78,990	$50,355	$375,330	$233,465	$141,865

Loss and expense ratios:
Claims and other policy benefits	86.2%	88.6%	87.9%	90.7%	90.2%	(4.0)%	88.3%	90.8%	(2.5)%
Policy acquisition costs and other insurance expenses	14.4%	14.5%	13.9%	14.3%	13.7%	0.7%	14.3%	14.0%	0.3%
Other operating expenses	2.4%	2.4%	2.3%	2.6%	2.2%	0.2%	2.4%	2.3%	0.1%

Foreign currency effect on (1):
Net premiums	$(1,372)	$(1,135)	$(2,243)	$(867)	$(1,419)	$47	$(5,617)	$(4,625)	$(992)
Income before income taxes	$159	$(41)	$(189)	$(21)	$54	$105	$(92)	$(379)	$287

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$7,099	$5,369	$5,662	$6,219	$6,018	$1,081	$24,349	$22,177	$2,172
Investment income, net of related expenses	161,395	167,683	177,681	117,215	153,445	7,950	623,974	560,701	63,273
Investment related gains (losses), net	5,708	59,661	76,830	(128,551)	(31,218)	36,926	13,648	(118,482)	132,130
Other revenue	22,808	23,417	24,555	22,834	23,238	(430)	93,614	105,389	(11,775)
Total revenues	197,010	256,130	284,728	17,717	151,483	45,527	755,585	569,785	185,800

Benefits and expenses:
Claims and other policy benefits	23,593	18,927	19,507	19,833	22,605	988	81,860	66,146	15,714
Interest credited	33,511	86,742	68,436	62,558	71,756	(38,245)	251,247	244,318	6,929
Policy acquisition costs and other insurance expenses	60,306	56,497	97,078	(39,656)	19,957	40,349	174,225	85,760	88,465
Other operating expenses	7,339	5,232	5,728	5,812	6,291	1,048	24,111	20,615	3,496
Total benefits and expenses	124,749	167,398	190,749	48,547	120,609	4,140	531,443	416,839	114,604

Income (loss) before income taxes	$72,261	$88,732	$93,979	$(30,830)	$30,874	$41,387	$224,142	$152,946	$71,196

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$7,099	$5,369	$5,662	$6,219	$6,018	$1,081	$24,349	$22,177	$2,172
Investment income, net of related expenses	153,879	165,388	167,377	112,591	153,504	375	599,235	550,642	48,593
Investment related gains (losses), net	—	(1)	1	—	(1)	1	—	—	—
Other revenue	22,808	23,417	24,555	22,834	23,238	(430)	93,614	105,389	(11,775)
Total revenues	183,786	194,173	197,595	141,644	182,759	1,027	717,198	678,208	38,990

Benefits and expenses:
Claims and other policy benefits	23,593	18,927	19,507	19,833	22,605	988	81,860	66,146	15,714
Interest credited	73,475	86,700	85,800	33,409	73,168	307	279,384	256,900	22,484
Policy acquisition costs and other insurance expenses	32,681	24,621	32,237	37,322	33,099	(418)	126,861	134,985	(8,124)
Other operating expenses	7,339	5,232	5,728	5,812	6,291	1,048	24,111	20,615	3,496
Total benefits and expenses	137,088	135,480	143,272	96,376	135,163	1,925	512,216	478,646	33,570

Operating income before income taxes	$46,698	$58,693	$54,323	$45,268	$47,596	$(898)	$204,982	$199,562	$5,420

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive (Continued) (USD millions)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2016	2016	2016	2016	2015
Annuity account values:

Fixed annuities (deferred)	$5,091	$5,130	$5,189	$5,210	$4,843

Net interest spread (fixed annuities)	2.4%	2.6%	2.5%	2.1%	2.7%

Equity-indexed annuities	$4,291	$4,374	$4,402	$4,448	$4,509

Variable annuities account values
No riders	$731	$739	$732	$753	$782
GMDB only	58	58	58	60	62
GMIB only	5	5	5	5	5
GMAB only	28	29	29	31	33
GMWB only	1,334	1,370	1,367	1,386	1,425
GMDB / WB	335	342	341	349	359
Other	19	20	20	21	22
Total variable annuities account values	$2,510	$2,563	$2,552	$2,605	$2,688

Fair value of liabilities associated with living benefit riders	$185	$276	$284	$255	$192

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$554	$456	$354	$368	$322

Bank-owned life insurance (BOLI)	$571	$568	$565	$562	$559

Other asset-intensive business	$65	$65	$66	$66	$66

Future policy benefits associated with:

Payout annuities	$1,964	$1,974	$1,978	$1,949	$1,960

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Investment income, net of related expenses	$1,092	$1,038	$2,386	$2,607	$1,702	$(610)	$7,123	$5,479	$1,644
Other revenue	22,227	18,967	17,963	18,581	19,133	3,094	77,738	68,601	9,137
Total revenues	23,319	20,005	20,349	21,188	20,835	2,484	84,861	74,080	10,781

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,505	3,492	3,085	2,568	2,720	2,785	14,650	10,193	4,457
Other operating expenses	3,367	2,531	2,389	2,686	2,179	1,188	10,973	8,870	2,103
Total benefits and expenses	8,872	6,023	5,474	5,254	4,899	3,973	25,623	19,063	6,560

Income before income taxes	$14,447	$13,982	$14,875	$15,934	$15,936	$(1,489)	$59,238	$55,017	$4,221

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Investment income, net of related expenses	$1,092	$1,038	$2,386	$2,607	$1,702	$(610)	$7,123	$5,479	$1,644
Other revenue	22,227	18,967	17,963	18,581	19,133	3,094	77,738	68,601	9,137
Total revenues	23,319	20,005	20,349	21,188	20,835	2,484	84,861	74,080	10,781

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,505	3,492	3,085	2,568	2,720	2,785	14,650	10,193	4,457
Other operating expenses	3,367	2,531	2,389	2,686	2,179	1,188	10,973	8,870	2,103
Total benefits and expenses	8,872	6,023	5,474	5,254	4,899	3,973	25,623	19,063	6,560

Operating income before income taxes	$14,447	$13,982	$14,875	$15,934	$15,936	$(1,489)	$59,238	$55,017	$4,221

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$241,918	$231,154	$240,107	$215,463	$201,384	$40,534	$928,642	$838,894	$89,748
Investment income, net of related expenses	44,806	45,239	46,859	42,023	42,938	1,868	178,927	182,621	(3,694)
Investment related gains (losses), net	2,771	3,832	2,285	1,640	1,027	1,744	10,528	(1,503)	12,031
Other revenue	638	734	(339)	(1,126)	1,131	(493)	(93)	3,000	(3,093)
Total revenues	290,133	280,959	288,912	258,000	246,480	43,653	1,118,004	1,023,012	94,992

Benefits and expenses:
Claims and other policy benefits	182,912	175,618	176,478	172,401	148,543	34,369	707,409	670,459	36,950
Interest credited	2	8	7	2	4	(2)	19	18	1
Policy acquisition costs and other insurance expenses	60,074	61,019	60,021	57,138	43,226	16,848	238,252	192,729	45,523
Other operating expenses	10,119	10,039	9,097	8,364	10,067	52	37,619	35,631	1,988
Total benefits and expenses	253,107	246,684	245,603	237,905	201,840	51,267	983,299	898,837	84,462

Income before income taxes	$37,026	$34,275	$43,309	$20,095	$44,640	$(7,614)	$134,705	$124,175	$10,530

Loss and expense ratios:
Loss ratios (creditor business)	22.5%	27.0%	32.2%	25.8%	28.2%	(5.7)%	26.9%	31.1%	(4.2)%
Loss ratios (excluding creditor business)	92.2%	93.1%	87.4%	98.5%	82.5%	9.7%	92.6%	91.7%	0.9%
Claims and other policy benefits / (net premiums + investment income)	63.8%	63.5%	61.5%	67.0%	60.8%	3.0%	63.9%	65.6%	(1.7)%
Policy acquisition costs and other insurance expenses (creditor business)	67.5%	65.7%	64.3%	66.9%	66.2%	1.3%	66.1%	63.7%	2.4%
Policy acquisition costs and other insurance expenses (excluding creditor business)	11.5%	12.6%	11.8%	12.7%	12.9%	(1.4)%	12.2%	13.2%	(1.0)%
Other operating expenses	4.2%	4.3%	3.8%	3.9%	5.0%	(0.8)%	4.1%	4.0%	0.1%

Foreign currency effect on (1):
Net premiums	$(108)	$724	$(11,615)	$(22,010)	$(35,018)	$34,910	$(33,009)	$(130,360)	$97,351
Income before income taxes	$(483)	$104	$(2,247)	$(3,129)	$(7,658)	$7,175	$(5,755)	$(20,338)	$14,583

Creditor reinsurance net premiums	$57,471	$59,983	$60,275	$54,854	$32,484	$24,987	$232,583	$162,629	$69,954

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Traditional Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$241,918	$231,154	$240,107	$215,463	$201,384	$40,534	$928,642	$838,894	$89,748
Investment income, net of related expenses	44,084	44,212	45,506	41,664	43,125	959	175,466	176,310	(844)
Investment related gains, net	1,221	1,208	1,236	1,268	1,286	(65)	4,933	4,444	489
Other revenue	638	734	(339)	(1,126)	1,131	(493)	(93)	3,000	(3,093)
Total revenues	287,861	277,308	286,510	257,269	246,926	40,935	1,108,948	1,022,648	86,300

Benefits and expenses:
Claims and other policy benefits	182,912	175,618	176,478	172,401	148,543	34,369	707,409	670,459	36,950
Interest credited	2	8	7	2	4	(2)	19	18	1
Policy acquisition costs and other insurance expenses	60,074	61,019	60,021	57,138	43,226	16,848	238,252	192,729	45,523
Other operating expenses	10,119	10,039	9,097	8,364	10,067	52	37,619	35,631	1,988
Total benefits and expenses	253,107	246,684	245,603	237,905	201,840	51,267	983,299	898,837	84,462

Operating income before income taxes	$34,754	$30,624	$40,907	$19,364	$45,086	$(10,332)	$125,649	$123,811	$1,838

Loss and expense ratios:
Loss ratios (creditor business)	22.5%	27.0%	32.2%	25.8%	28.2%	(5.7)%	26.9%	31.1%	(4.2)%
Loss ratios (excluding creditor business)	92.2%	93.1%	87.4%	98.5%	82.5%	9.7%	92.6%	91.7%	0.9%
Claims and other policy benefits / (net premiums + investment income)	64.0%	63.8%	61.8%	67.0%	60.8%	3.2%	64.1%	66.0%	(1.9)%
Policy acquisition costs and other insurance expenses (creditor business)	67.5%	65.7%	64.3%	66.9%	66.2%	1.3%	66.1%	63.7%	2.4%
Policy acquisition costs and other insurance expenses (excluding creditor business)	11.5%	12.6%	11.8%	12.7%	12.9%	(1.4)%	12.2%	13.2%	(1.0)%
Other operating expenses	4.2%	4.3%	3.8%	3.9%	5.0%	(0.8)%	4.1%	4.2%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(108)	$724	$(11,615)	$(22,010)	$(35,018)	$34,910	$(33,009)	$(130,360)	$97,351
Operating income before income taxes	$(505)	$104	$(2,130)	$(3,701)	$(7,795)	$7,290	$(6,232)	$(20,651)	$14,419

Creditor reinsurance net premiums	$57,471	$59,983	$60,275	$54,854	$32,484	$24,987	$232,583	$162,629	$69,954

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$9,612	$9,946	$10,192	$8,951	$9,002	$610	$38,701	$37,969	$732
Investment income, net of related expenses	1,043	1,037	228	384	328	715	2,692	1,436	1,256
Other revenue	1,386	1,376	1,434	1,349	1,332	54	5,545	5,629	(84)
Total revenues	12,041	12,359	11,854	10,684	10,662	1,379	46,938	45,034	1,904

Benefits and expenses:
Claims and other policy benefits	7,270	10,567	8,834	9,604	6,708	562	36,275	29,251	7,024
Policy acquisition costs and other insurance expenses	229	285	513	204	145	84	1,231	552	679
Other operating expenses	477	347	379	284	389	88	1,487	1,329	158
Total benefits and expenses	7,976	11,199	9,726	10,092	7,242	734	38,993	31,132	7,861

Income before income taxes	$4,065	$1,160	$2,128	$592	$3,420	$645	$7,945	$13,902	$(5,957)

Foreign currency effect on (2):
Net premiums	$(3)	$33	$(491)	$(915)	$(1,570)	$1,567	$(1,376)	$(5,978)	$4,602
Income before income taxes	$13	$(9)	$(106)	$(575)	$(623)	$636	$(677)	$(1,930)	$1,253

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$9,612	$9,946	$10,192	$8,951	$9,002	$610	$38,701	$37,969	$732
Investment income, net of related expenses	1,043	1,037	228	384	328	715	2,692	1,436	1,256
Other revenue	1,386	1,376	1,434	1,349	1,332	54	5,545	5,629	(84)
Total revenues	12,041	12,359	11,854	10,684	10,662	1,379	46,938	45,034	1,904

Benefits and expenses:
Claims and other policy benefits	7,270	10,567	8,834	9,604	6,708	562	36,275	29,251	7,024
Policy acquisition costs and other insurance expenses	229	285	513	204	145	84	1,231	552	679
Other operating expenses	477	347	379	284	389	88	1,487	1,329	158
Total benefits and expenses	7,976	11,199	9,726	10,092	7,242	734	38,993	31,132	7,861

Operating income before income taxes	$4,065	$1,160	$2,128	$592	$3,420	$645	$7,945	$13,902	$(5,957)

Foreign currency effect on (2):
Net premiums	$(3)	$33	$(491)	$(915)	$(1,570)	$1,567	$(1,376)	$(5,978)	$4,602
Operating income before income taxes	$13	$(9)	$(106)	$(575)	$(623)	$636	$(677)	$(1,930)	$1,253

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$301,252	$275,514	$286,861	$276,435	$299,938	$1,314	$1,140,062	$1,121,540	$18,522
Investment income, net of related expenses	11,745	13,067	13,321	12,168	14,123	(2,378)	50,301	51,370	(1,069)
Investment related gains (losses), net	—	—	—	5	7,527	(7,527)	5	8,397	(8,392)
Other revenue	1,806	489	1,460	1,026	5,380	(3,574)	4,781	9,435	(4,654)
Total revenues	314,803	289,070	301,642	289,634	326,968	(12,165)	1,195,149	1,190,742	4,407

Benefits and expenses:
Claims and other policy benefits	253,663	241,763	252,336	251,243	260,874	(7,211)	999,005	969,596	29,409
Interest credited	—	—	—	—	8,126	(8,126)	—	9,629	(9,629)
Policy acquisition costs and other insurance expenses	17,383	14,133	17,550	14,782	19,171	(1,788)	63,848	63,042	806
Other operating expenses	27,931	24,659	24,922	24,725	25,938	1,993	102,237	100,065	2,172
Total benefits and expenses	298,977	280,555	294,808	290,750	314,109	(15,132)	1,165,090	1,142,332	22,758

Income (loss) before income taxes	$15,826	$8,515	$6,834	$(1,116)	$12,859	$2,967	$30,059	$48,410	$(18,351)

Loss and expense ratios:
Claims and other policy benefits	84.2%	87.7%	88.0%	90.9%	87.0%	(2.8)%	87.6%	86.5%	1.1%
Policy acquisition costs and other insurance expenses	5.8%	5.1%	6.1%	5.3%	6.4%	(0.6)%	5.6%	5.6%	—%
Other operating expenses	9.3%	9.0%	8.7%	8.9%	8.6%	0.7%	9.0%	8.9%	0.1%

Foreign currency effect on (1):
Net premiums	$(37,351)	$(32,564)	$(20,223)	$(23,009)	$(24,499)	$(12,852)	$(113,147)	$(119,234)	$6,087
Income (loss) before income taxes	$(1,021)	$157	$45	$(184)	$(1,285)	$264	$(1,003)	$(4,152)	$3,149

Critical illness net premiums	$46,455	$49,531	$53,805	$53,643	$58,610	$(12,155)	$203,434	$233,176	$(29,742)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$301,252	$275,514	$286,861	$276,435	$299,938	$1,314	$1,140,062	$1,121,540	$18,522
Investment income, net of related expenses	11,745	13,067	13,321	12,168	14,123	(2,378)	50,301	51,370	(1,069)
Investment related gains (losses), net	—	—	—	—	7,527	(7,527)	—	8,059	(8,059)
Other revenue	1,806	489	1,460	1,026	5,380	(3,574)	4,781	9,435	(4,654)
Total revenues	314,803	289,070	301,642	289,629	326,968	(12,165)	1,195,144	1,190,404	4,740

Benefits and expenses:
Claims and other policy benefits	253,663	241,763	252,336	251,243	260,874	(7,211)	999,005	969,596	29,409
Interest credited	—	—	—	—	8,126	(8,126)	—	9,629	(9,629)
Policy acquisition costs and other insurance expenses	17,383	14,133	17,550	14,782	19,171	(1,788)	63,848	63,042	806
Other operating expenses	27,931	24,659	24,922	24,725	25,938	1,993	102,237	100,065	2,172
Total benefits and expenses	298,977	280,555	294,808	290,750	314,109	(15,132)	1,165,090	1,142,332	22,758

Operating income (loss) before income taxes	$15,826	$8,515	$6,834	$(1,121)	$12,859	$2,967	$30,054	$48,072	$(18,018)

Loss and expense ratios:
Claims and other policy benefits	84.2%	87.7%	88.0%	90.9%	87.0%	(2.8)%	87.6%	86.5%	1.1%
Policy acquisition costs and other insurance expenses	5.8%	5.1%	6.1%	5.3%	6.4%	(0.6)%	5.6%	5.6%	—%
Other operating expenses	9.3%	9.0%	8.7%	8.9%	8.6%	0.7%	9.0%	8.9%	0.1%

Foreign currency effect on (1):
Net premiums	$(37,351)	$(32,564)	$(20,223)	$(23,009)	$(24,499)	$(12,852)	$(113,147)	$(119,234)	$6,087
Operating (loss) income before income taxes	$(1,021)	$157	$46	$(194)	$(1,285)	$264	$(1,012)	$(4,072)	$3,060

Critical illness net premiums	$46,455	$49,531	$53,805	$53,643	$58,610	$(12,155)	$203,434	$233,176	$(29,742)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$54,163	$47,018	$43,484	$35,606	$47,152	$7,011	$180,271	$171,830	$8,441
Investment income, net of related expenses	29,994	33,187	33,417	28,684	23,468	6,526	125,282	73,432	51,850
Investment related gains (losses), net	4,914	8,159	1,468	(1,004)	9,261	(4,347)	13,537	10,170	3,367
Other revenue	2,962	11,388	2,608	4,470	6,863	(3,901)	21,428	31,234	(9,806)
Total revenues	92,033	99,752	80,977	67,756	86,744	5,289	340,518	286,666	53,852

Benefits and expenses:
Claims and other policy benefits	38,631	45,805	44,004	36,443	52,064	(13,433)	164,883	161,917	2,966
Interest credited	4,217	5,540	2,966	408	—	4,217	13,131	—	13,131
Policy acquisition costs and other insurance expenses	(220)	(304)	723	(193)	(325)	105	6	(1,100)	1,106
Other operating expenses	8,077	4,925	5,815	5,674	6,860	1,217	24,491	17,404	7,087
Total benefits and expenses	50,705	55,966	53,508	42,332	58,599	(7,894)	202,511	178,221	24,290

Income before income taxes	$41,328	$43,786	$27,469	$25,424	$28,145	$13,183	$138,007	$108,445	$29,562

Foreign currency effect on (2):
Net premiums	$(9,059)	$(8,262)	$(3,127)	$(2,022)	$(2,062)	$(6,997)	$(22,470)	$(12,562)	$(9,908)
Income before income taxes	$(9,274)	$(6,193)	$(1,991)	$(1,924)	$(1,807)	$(7,467)	$(19,382)	$(11,272)	$(8,110)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$54,163	$47,018	$43,484	$35,606	$47,152	$7,011	$180,271	$171,830	$8,441
Investment income, net of related expenses	25,777	27,647	30,451	28,276	23,468	2,309	112,151	73,432	38,719
Other revenue	3,276	9,706	2,735	3,653	6,758	(3,482)	19,370	31,045	(11,675)
Total revenues	83,216	84,371	76,670	67,535	77,378	5,838	311,792	276,307	35,485

Benefits and expenses:
Claims and other policy benefits	38,631	45,805	44,004	36,443	52,064	(13,433)	164,883	161,917	2,966
Policy acquisition costs and other insurance expenses	(220)	(304)	723	(193)	(325)	105	6	(1,100)	1,106
Other operating expenses	8,077	4,925	5,815	5,674	6,860	1,217	24,491	17,404	7,087
Total benefits and expenses	46,488	50,426	50,542	41,924	58,599	(12,111)	189,380	178,221	11,159

Operating income before income taxes	$36,728	$33,945	$26,128	$25,611	$18,779	$17,949	$122,412	$98,086	$24,326

Foreign currency effect on (2):
Net premiums	$(9,059)	$(8,262)	$(3,127)	$(2,022)	$(2,062)	$(6,997)	$(22,470)	$(12,562)	$(9,908)
Operating income before income taxes	$(8,168)	$(4,742)	$(1,819)	$(1,978)	$(1,441)	$(6,727)	$(16,707)	$(10,828)	$(5,879)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Europe, Middle East and Africa's Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$448,283	$404,451	$454,629	$374,142	$388,663	$59,620	$1,681,505	$1,551,586	$129,919
Investment income, net of related expenses	21,448	21,273	20,461	19,867	20,276	1,172	83,049	80,549	2,500
Investment related gains (losses), net	—	—	—	14	1,706	(1,706)	14	—	14
Other revenue	2,002	1,923	2,481	176	553	1,449	6,582	6,222	360
Total revenues	471,733	427,647	477,571	394,199	411,198	60,535	1,771,150	1,638,357	132,793

Benefits and expenses:
Claims and other policy benefits	368,091	365,115	338,447	274,298	284,269	83,822	1,345,951	1,208,984	136,967
Policy acquisition costs and other insurance expenses	46,604	4,157	67,908	44,367	49,747	(3,143)	163,036	187,976	(24,940)
Other operating expenses	38,574	38,553	36,734	34,374	39,767	(1,193)	148,235	135,743	12,492
Total benefits and expenses	453,269	407,825	443,089	353,039	373,783	79,486	1,657,222	1,532,703	124,519

Income before income taxes	$18,464	$19,822	$34,482	$41,160	$37,415	$(18,951)	$113,928	$105,654	$8,274

Loss and Expense Ratios:
Claims and other policy benefits	82.1%	90.3%	74.4%	73.3%	73.1%	9.0%	80.0%	77.9%	2.1%
Policy acquisition costs and other insurance expenses	10.4%	1.0%	14.9%	11.9%	12.8%	(2.4)%	9.7%	12.1%	(2.4)%
Other operating expenses	8.6%	9.5%	8.1%	9.2%	10.2%	(1.6)%	8.8%	8.7%	0.1%

Foreign currency effect on (1):
Net premiums	$12,575	$20,095	$(7,741)	$(21,627)	$(43,034)	$55,609	$3,302	$(198,173)	$201,475
Income before income taxes	$1,143	$331	$506	$(2,735)	$(4,686)	$5,829	$(755)	$(8,034)	$7,279

Critical illness net premiums	$85,931	$100,641	$113,297	$98,389	$81,271	$4,660	$398,258	$312,599	$85,659

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$448,283	$404,451	$454,629	$374,142	$388,663	$59,620	$1,681,505	$1,551,586	$129,919
Investment income, net of related expenses	21,448	21,273	20,461	19,867	20,276	1,172	83,049	80,549	2,500
Investment related losses, net	—	—	—	(2)	—	—	(2)	—	(2)
Other revenue	2,002	1,923	2,481	176	553	1,449	6,582	6,222	360
Total revenues	471,733	427,647	477,571	394,183	409,492	62,241	1,771,134	1,638,357	132,777

Benefits and expenses:
Claims and other policy benefits	368,091	365,115	338,447	274,298	284,269	83,822	1,345,951	1,208,984	136,967
Policy acquisition costs and other insurance expenses	46,604	4,157	67,908	44,367	49,747	(3,143)	163,036	187,976	(24,940)
Other operating expenses	38,574	38,553	36,734	34,374	39,767	(1,193)	148,235	135,743	12,492
Total benefits and expenses	453,269	407,825	443,089	353,039	373,783	79,486	1,657,222	1,532,703	124,519

Operating income before income taxes	$18,464	$19,822	$34,482	$41,144	$35,709	$(17,245)	$113,912	$105,654	$8,258

Loss and Expense Ratios:
Claims and other policy benefits	82.1%	90.3%	74.4%	73.3%	73.1%	9.0%	80.0%	77.9%	2.1%
Policy acquisition costs and other insurance expenses	10.4%	1.0%	14.9%	11.9%	12.8%	(2.4)%	9.7%	12.1%	(2.4)%
Other operating expenses	8.6%	9.5%	8.1%	9.2%	10.2%	(1.6)%	8.8%	8.7%	0.1%

Foreign currency effect on (1):
Net premiums	$12,575	$20,095	$(7,741)	$(21,627)	$(43,034)	$55,609	$3,302	$(198,173)	$201,475
Operating income before income taxes	$1,144	$331	$506	$(2,748)	$(4,204)	$5,348	$(767)	$(8,034)	$7,267

Critical illness net premiums	$85,931	$100,641	$113,297	$98,389	$81,271	$4,660	$398,258	$312,599	$85,659

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$492	$743	$(1,493)	$5,686	$5,487	$(4,995)	$5,428	$19,474	$(14,046)
Investment income, net of related expenses	5,562	5,827	5,885	6,374	6,659	(1,097)	23,648	18,678	4,970
Investment related gains (losses), net	(4,886)	6,108	6,527	1,687	671	(5,557)	9,436	(531)	9,967
Other revenue	6,061	6,359	6,126	6,324	5,698	363	24,870	18,960	5,910
Total revenues	7,229	19,037	17,045	20,071	18,515	(11,286)	63,382	56,581	6,801

Benefits and expenses:
Claims and other policy benefits	9,693	3,777	8,237	3,473	4,951	4,742	25,180	16,295	8,885
Interest credited	3,322	3,308	3,136	3,030	3,095	227	12,796	4,471	8,325
Policy acquisition costs and other insurance expenses	1,635	1,482	1,667	1,287	1,297	338	6,071	2,554	3,517
Other operating expenses	4,545	2,921	4,078	3,728	3,705	840	15,272	13,642	1,630
Total benefits and expenses	19,195	11,488	17,118	11,518	13,048	6,147	59,319	36,962	22,357

Income (loss) before income taxes	$(11,966)	$7,549	$(73)	$8,553	$5,467	$(17,433)	$4,063	$19,619	$(15,556)

Foreign currency effect on (2):
Net premiums	$71	$60	$(225)	$243	$(373)	$444	$149	$(2,607)	$2,756
Income before income taxes	$(464)	$917	$233	$778	$(587)	$123	$1,464	$(2,907)	$4,371

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$492	$743	$(1,493)	$5,686	$5,487	$(4,995)	$5,428	$19,474	$(14,046)
Investment income, net of related expenses	5,562	5,827	5,885	6,374	6,659	(1,097)	23,648	18,678	4,970
Investment related gains, net	960	825	602	576	654	306	2,963	2,368	595
Other revenue	6,061	6,359	6,126	6,324	5,698	363	24,870	18,960	5,910
Total revenues	13,075	13,754	11,120	18,960	18,498	(5,423)	56,909	59,480	(2,571)

Benefits and expenses:
Claims and other policy benefits	9,693	3,777	8,237	3,473	4,951	4,742	25,180	16,295	8,885
Interest credited	3,322	3,308	3,136	3,030	3,095	227	12,796	4,471	8,325
Policy acquisition costs and other insurance expenses	1,635	1,482	1,667	1,287	1,297	338	6,071	2,554	3,517
Other operating expenses	4,545	2,921	4,078	3,728	3,705	840	15,272	13,642	1,630
Total benefits and expenses	19,195	11,488	17,118	11,518	13,048	6,147	59,319	36,962	22,357

Operating income (loss) before income taxes	$(6,120)	$2,266	$(5,998)	$7,442	$5,450	$(11,570)	$(2,410)	$22,518	$(24,928)

Foreign currency effect on (2):
Net premiums	$71	$60	$(225)	$243	$(373)	$444	$149	$(2,607)	$2,756
Operating income before income taxes	$100	$451	$(113)	$323	$(774)	$874	$761	$(3,558)	$4,319

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$53	$72	$108	$109	$112	$(59)	$342	$565	$(223)
Investment income, net of related expenses	35,468	33,478	25,190	22,921	28,355	7,113	117,057	123,450	(6,393)
Investment related gains (losses), net	(461)	12,258	32,036	7,423	(34,276)	33,815	51,256	(65,107)	116,363
Other revenue	706	4,893	4,653	2,049	6,665	(5,959)	12,301	9,987	2,314
Total revenues	35,766	50,701	61,987	32,502	856	34,910	180,956	68,895	112,061

Benefits and expenses:
Claims and other policy benefits	(15)	(15)	(6)	27	(11)	(4)	(9)	38	(47)
Interest credited	881	622	459	507	369	512	2,469	1,028	1,441
Policy acquisition costs and other insurance income	(26,740)	(24,565)	(25,149)	(23,812)	(22,886)	(3,854)	(100,266)	(87,551)	(12,715)
Other operating expenses	41,187	32,414	40,975	39,978	32,878	8,309	154,554	109,017	45,537
Interest expense	41,422	43,063	20,331	32,807	35,820	5,602	137,623	142,863	(5,240)
Collateral finance and securitization expense	6,431	6,484	6,587	6,325	6,182	249	25,827	22,644	3,183
Total benefits and expenses	63,166	58,003	43,197	55,832	52,352	10,814	220,198	188,039	32,159

Income (loss) before income taxes	$(27,400)	$(7,302)	$18,790	$(23,330)	$(51,496)	$24,096	$(39,242)	$(119,144)	$79,902

Foreign currency effect (1):
Income before income taxes	$401	$294	$(1,941)	$(1,409)	$(2,642)	$3,043	$(2,655)	$(6,079)	$3,424

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$53	$72	$108	$109	$112	$(59)	$342	$565	$(223)
Investment income, net of related expenses	35,468	33,478	25,190	22,921	28,355	7,113	117,057	123,450	(6,393)
Investment related gains, net	659	568	496	493	523	136	2,216	1,949	267
Other revenue	681	4,870	4,636	2,035	6,650	(5,969)	12,222	10,058	2,164
Total revenues	36,861	38,988	30,430	25,558	35,640	1,221	131,837	136,022	(4,185)

Benefits and expenses:
Claims and other policy benefits	(15)	(15)	(6)	27	(11)	(4)	(9)	38	(47)
Interest credited	881	622	459	507	369	512	2,469	1,028	1,441
Policy acquisition costs and other insurance income	(26,740)	(24,565)	(25,149)	(23,812)	(22,886)	(3,854)	(100,266)	(87,551)	(12,715)
Other operating expenses	41,187	32,414	40,975	39,978	32,878	8,309	154,554	109,017	45,537
Interest expense	41,422	43,063	20,331	32,807	35,820	5,602	137,623	142,863	(5,240)
Collateral finance and securitization expense	6,431	6,484	6,587	6,325	6,182	249	25,827	22,644	3,183
Total benefits and expenses	63,166	58,003	43,197	55,832	52,352	10,814	220,198	188,039	32,159

Operating income (loss) before income taxes	$(26,305)	$(19,015)	$(12,767)	$(30,274)	$(16,712)	$(9,593)	$(88,361)	$(52,017)	$(36,344)

Foreign currency effect (1):
Operating income before income taxes	$367	$513	$(442)	$(868)	$(2,604)	$2,971	$(430)	$(5,712)	$5,282

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015		2016	2015	Change
U.S. and Latin America:
Traditional	$131,492	$77,081	$111,430	$51,098	$79,483	$52,009	$371,101	$235,771	$135,330
Financial Solutions:
Asset Intensive	72,261	88,732	93,979	(30,830)	30,874	41,387	224,142	152,946	71,196
Financial Reinsurance	14,447	13,982	14,875	15,934	15,936	(1,489)	59,238	55,017	4,221
Total U.S. and Latin America	218,200	179,795	220,284	36,202	126,293	91,907	654,481	443,734	210,747
Canada:
Canada Traditional	37,026	34,275	43,309	20,095	44,640	(7,614)	134,705	124,175	10,530
Canada Financial Solutions	4,065	1,160	2,128	592	3,420	645	7,945	13,902	(5,957)
Total Canada	41,091	35,435	45,437	20,687	48,060	(6,969)	142,650	138,077	4,573
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	15,826	8,515	6,834	(1,116)	12,859	2,967	30,059	48,410	(18,351)
Europe, Middle East and Africa Financial Solutions	41,328	43,786	27,469	25,424	28,145	13,183	138,007	108,445	29,562
Total Europe, Middle East and Africa	57,154	52,301	34,303	24,308	41,004	16,150	168,066	156,855	11,211
Asia Pacific:
Asia Pacific Traditional	18,464	19,822	34,482	41,160	37,415	(18,951)	113,928	105,654	8,274
Asia Pacific Financial Solutions	(11,966)	7,549	(73)	8,553	5,467	(17,433)	4,063	19,619	(15,556)
Total Asia Pacific	6,498	27,371	34,409	49,713	42,882	(36,384)	117,991	125,273	(7,282)
Corporate and Other	(27,400)	(7,302)	18,790	(23,330)	(51,496)	24,096	(39,242)	(119,144)	79,902
Consolidated Income before Income Taxes	$295,543	$287,600	$353,223	$107,580	$206,743	$88,800	$1,043,946	$744,795	$299,151

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015		2016	2015	Change
U.S. and Latin America:
Traditional	$129,345	$80,475	$112,312	$53,198	$78,990	$50,355	$375,330	$233,465	$141,865
Financial Solutions:
Asset Intensive	46,698	58,693	54,323	45,268	47,596	(898)	204,982	199,562	5,420
Financial Reinsurance	14,447	13,982	14,875	15,934	15,936	(1,489)	59,238	55,017	4,221
Total U.S. and Latin America	190,490	153,150	181,510	114,400	142,522	47,968	639,550	488,044	151,506
Canada:
Canada Traditional	34,754	30,624	40,907	19,364	45,086	(10,332)	125,649	123,811	1,838
Canada Financial Solutions	4,065	1,160	2,128	592	3,420	645	7,945	13,902	(5,957)
Total Canada	38,819	31,784	43,035	19,956	48,506	(9,687)	133,594	137,713	(4,119)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	15,826	8,515	6,834	(1,121)	12,859	2,967	30,054	48,072	(18,018)
Europe, Middle East and Africa Financial Solutions	36,728	33,945	26,128	25,611	18,779	17,949	122,412	98,086	24,326
Total Europe, Middle East and Africa	52,554	42,460	32,962	24,490	31,638	20,916	152,466	146,158	6,308
Asia Pacific:
Asia Pacific Traditional	18,464	19,822	34,482	41,144	35,709	(17,245)	113,912	105,654	8,258
Asia Pacific Financial Solutions	(6,120)	2,266	(5,998)	7,442	5,450	(11,570)	(2,410)	22,518	(24,928)
Total Asia Pacific	12,344	22,088	28,484	48,586	41,159	(28,815)	111,502	128,172	(16,670)
Corporate and Other	(26,305)	(19,015)	(12,767)	(30,274)	(16,712)	(9,593)	(88,361)	(52,017)	(36,344)
Consolidated Operating Income before Income Taxes	$267,902	$230,467	$273,224	$177,158	$247,113	$20,789	$948,751	$848,070	$100,681

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2016	2016	2016	2016	2015
Fixed maturity securities, available-for-sale	$32,093,625	$33,536,419	$33,160,976	$31,148,714	$29,642,905
Mortgage loans on real estate	3,775,522	3,607,700	3,377,039	3,292,496	3,129,951
Policy loans	1,427,602	1,414,963	1,445,410	1,451,857	1,468,796
Funds withheld at interest	5,875,919	5,922,656	5,899,289	5,797,183	5,880,203
Short-term investments	76,710	126,702	195,979	431,535	558,284
Other invested assets	1,591,940	1,777,065	1,682,143	1,368,544	1,298,120
Cash and cash equivalents	1,200,718	1,379,693	1,034,329	1,502,082	1,525,275
Total cash and invested assets	$46,042,036	$47,765,198	$46,795,165	$44,992,411	$43,503,534

Investment Income and Yield Summary

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,			Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015			2016	2015	Change
Average invested assets at amortized cost (1)	$24,621,939	$24,128,430	$23,216,459	$22,379,003	$21,552,560		$3,069,379	$23,188,717	$20,784,941	$2,403,776
Net investment income (1)	$283,484	$263,111	$268,747	$245,299	$262,660		$20,824	$1,060,641	$1,002,197	$58,444
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.69%	4.43%	4.71%	4.46%	4.96%	(2)	-0.27%	4.57%	4.82%	-0.25%

(1) Excludes spread-related business (e.g. coinsurance of annuities).
(2) Includes the cumulative effective of income related to a funds withheld transaction executed in the fourth quarter of 2015, retroactive to the beginning of the year.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity and Equity Securities
(Excludes Funds Withheld Portfolios)

December 31, 2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$18,924,711	$911,618	$217,245	$19,619,084	61.1%	$—
Canadian and Canadian provincial governments	2,561,605	1,085,982	3,541	3,644,046	11.4%	—
Residential mortgage-backed securities	1,258,039	33,917	13,380	1,278,576	4.0%	(375)
Asset-backed securities	1,443,822	9,350	23,828	1,429,344	4.5%	275
Commercial mortgage-backed securities	1,342,440	28,973	7,759	1,363,654	4.2%	—
U.S. government and agencies	1,518,702	12,644	63,044	1,468,302	4.6%	—
State and political subdivisions	566,761	37,499	12,464	591,796	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,595,707	123,054	19,938	2,698,823	8.4%	—
Total fixed maturity securities	$30,211,787	$2,243,037	$361,199	$32,093,625	100.0%	$(100)

Non-redeemable preferred stock	$55,812	$1,648	$6,337	$51,123	18.6%
Other equity securities	229,767	1,792	7,321	224,238	81.4%
Total equity securities	$285,579	$3,440	$13,658	$275,361	100.0%

December 31, 2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$17,575,507	$599,718	$467,069	$17,708,156	59.7%	$—
Canadian and Canadian provincial governments	2,469,009	1,110,282	2,532	3,576,759	12.1%	—
Residential mortgage-backed securities	1,277,998	45,152	11,673	1,311,477	4.4%	(300)
Asset-backed securities	1,219,000	12,052	18,376	1,212,676	4.1%	354
Commercial mortgage-backed securities	1,456,848	37,407	11,168	1,483,087	5.0%	(1,609)
U.S. government and agencies	1,423,791	15,586	57,718	1,381,659	4.7%	—
State and political subdivisions	480,067	40,014	9,067	511,014	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,420,757	78,964	41,644	2,458,077	8.3%	—
Total fixed maturity securities	$28,322,977	$1,939,175	$619,247	$29,642,905	100.0%	$(1,555)

Non-redeemable preferred stock	$85,645	$7,837	$5,962	$87,520	69.5%
Other equity securities	40,584	—	2,242	38,342	30.5%
Total equity securities	$126,229	$7,837	$8,204	$125,862	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturities Securities by Sector (Excludes Funds Withheld Portfolios)

	December 31, 2016				December 31, 2015
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$4,167,029	$4,255,932	21.9%	A-	$3,557,406	$3,641,125	20.5%	A-
Brokerage/asset managers/exchanges	403,014	413,699	2.1%	A	315,848	327,477	1.8%	A
Finance companies	120,782	127,327	0.6%	A-	68,996	70,947	0.4%	BBB-
Insurance	1,314,077	1,353,008	6.9%	A-	877,691	908,752	5.1%	A-
REITs	582,157	598,366	3.0%	BBB+	524,424	540,120	3.1%	BBB+
Other finance	138,140	140,636	0.7%	A-	64,426	66,623	0.4%	A-
Total financial institutions	$6,725,199	$6,888,968	35.2%		$5,408,791	$5,555,044	31.3%
Industrials
Basic	$887,179	$923,839	4.7%	BBB	$937,498	$894,466	5.1%	BBB
Capital goods	998,749	1,027,098	5.2%	BBB+	1,090,670	1,091,523	6.2%	BBB+
Communications	1,841,904	1,928,261	9.8%	BBB	1,891,983	1,912,375	10.8%	BBB
Consumer cyclical	1,081,091	1,116,933	5.7%	BBB+	1,015,183	1,028,521	5.8%	BBB+
Consumer noncyclical	1,957,052	2,050,927	10.5%	A-	1,762,018	1,805,347	10.2%	A-
Energy	1,867,072	1,941,301	9.9%	BBB+	2,064,824	1,922,366	10.9%	BBB+
Technology	644,474	660,200	3.4%	A	569,174	574,280	3.2%	A-
Transportation	854,681	887,911	4.5%	A-	763,055	777,939	4.4%	A-
Other industrial	96,611	103,143	0.5%	A-	117,021	123,100	0.7%	BBB+
Total industrials	$10,228,813	$10,639,613	54.2%		$10,211,426	$10,129,917	57.3%
Utilities
Electric	$1,432,641	$1,498,919	7.6%	A-	$1,395,335	$1,444,368	8.2%	BBB+
Natural gas	316,447	338,253	1.7%	A-	315,826	323,206	1.8%	A-
Other utility	221,611	253,331	1.3%	A-	244,129	255,621	1.4%	A-
Total utilities	$1,970,699	$2,090,503	10.6%		$1,955,290	$2,023,195	11.4%
Total	$18,924,711	$19,619,084	100.0%	BBB+	$17,575,507	$17,708,156	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the National

Association of Insurance Commissioners (NAIC).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		December 31, 2016			September 30, 2016			June 30, 2016			March 31, 2016			December 31, 2015
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$19,813,653	$21,369,081	66.5%	$19,794,556	$22,594,066	67.3%	$19,755,011	$22,392,311	67.5%	$18,511,837	$20,516,462	65.9%	$17,801,017	$19,231,535	64.8%
2	BBB	8,834,469	9,162,483	28.5%	8,660,225	9,296,652	27.7%	8,679,819	9,130,971	27.5%	8,813,991	9,005,192	28.9%	8,838,444	8,830,172	29.8%
3	BB	944,839	955,735	3.0%	1,010,694	1,027,001	3.1%	1,012,092	1,018,629	3.1%	1,096,165	1,057,763	3.4%	1,054,449	1,001,614	3.4%
4	B	414,087	411,138	1.3%	451,456	441,887	1.3%	456,457	431,649	1.3%	402,872	372,795	1.2%	399,417	359,591	1.2%
5	CCC	187,744	177,481	0.6%	157,857	151,182	0.5%	143,675	135,927	0.4%	178,537	165,491	0.5%	207,351	197,498	0.7%
6	In or near default	16,995	17,707	0.1%	23,108	25,631	0.1%	29,830	51,489	0.2%	31,872	31,011	0.1%	22,299	22,495	0.1%
	Total	$30,211,787	$32,093,625	100.0%	$30,097,896	$33,536,419	100.0%	$30,076,884	$33,160,976	100.0%	$29,035,274	$31,148,714	100.0%	$28,322,977	$29,642,905	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent rating based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$579,686	$602,549	$590,881	$642,041	$601,728	$659,526	$593,662	$642,617	$602,524	$634,077
Non-agency	678,353	676,027	656,796	669,651	623,990	633,252	737,232	738,280	675,474	677,400
Total residential mortgage-backed securities	1,258,039	1,278,576	1,247,677	1,311,692	1,225,718	1,292,778	1,330,894	1,380,897	1,277,998	1,311,477
Commercial mortgage-backed securities	1,342,440	1,363,654	1,402,249	1,475,033	1,441,091	1,507,693	1,466,500	1,508,183	1,456,848	1,483,087
Asset-backed securities	1,443,822	1,429,344	1,388,263	1,382,574	1,377,736	1,356,677	1,319,616	1,289,381	1,219,000	1,212,676
Total	$4,044,301	$4,071,574	$4,038,189	$4,169,299	$4,044,545	$4,157,148	$4,117,010	$4,178,461	$3,953,846	$4,007,240

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$328,691	87.7%	$85,446	62.2%	$148,844	74.9%	$272,450	70.5%	$458,676	73.1%
20% or more for less than six months	18,733	5.0%	12,551	9.1%	7,248	3.7%	68,067	17.6%	140,568	22.4%
20% or more for six months or greater	13,775	3.7%	32,286	23.5%	34,078	17.2%	36,949	9.6%	20,003	3.2%
Total	$361,199	96.4%	$130,283	94.8%	$190,170	95.8%	$377,466	97.7%	$619,247	98.7%

Equity Securities

	December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$9,140	2.4%	$2,588	1.9%	$1,794	0.9%	$2,678	0.7%	$4,433	0.7%
20% or more for less than six months	705	0.2%	—	0.0%	1,685	0.8%	1,672	0.4%	1,927	0.3%
20% or more for six months or greater	3,813	1.0%	4,472	3.3%	4,903	2.5%	4,714	1.2%	1,844	0.3%
Total	$13,658	3.6%	$7,060	5.2%	$8,382	4.2%	$9,064	2.3%	$8,204	1.3%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of December 31, 2016
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$4,661,706	$124,444	$549,273	$43,282	$5,210,979	$167,726
Canadian and Canadian provincial governments	101,578	3,541	—	—	101,578	3,541
Residential mortgage-backed securities	490,473	9,733	112,216	3,635	602,689	13,368
Asset-backed securities	563,259	12,010	257,166	9,653	820,425	21,663
Commercial mortgage-backed securities	368,465	6,858	10,853	166	379,318	7,024
U.S. government and agencies	1,056,101	63,044	—	—	1,056,101	63,044
State and political subdivisions	187,194	9,396	13,635	3,068	200,829	12,464
Other foreign government, supranational, and foreign government-sponsored enterprises	524,236	13,372	51,097	2,981	575,333	16,353
Total investment grade securities	$7,953,012	$242,398	$994,240	$62,785	$8,947,252	$305,183

Below investment grade securities:
Corporate securities	$330,757	$7,914	$163,152	$41,605	$493,909	$49,519
Residential mortgage-backed securities	—	—	412	12	412	12
Asset-backed securities	5,904	700	12,581	1,465	18,485	2,165
Commercial mortgage-backed securities	5,815	735	—	—	5,815	735
Other foreign government, supranational, and foreign government-sponsored enterprises	32,355	1,258	39,763	2,327	72,118	3,585
Total below investment grade securities	374,831	10,607	215,908	45,409	590,739	56,016
Total fixed maturity securities	$8,327,843	$253,005	$1,210,148	$108,194	$9,537,991	$361,199

Equity securities:
Non-redeemable preferred stock	$10,831	$831	$21,879	$5,506	$32,710	$6,337
Other equity securities	202,068	7,020	6,751	301	208,819	7,321
Total equity securities	$212,899	$7,851	$28,630	$5,807	$241,529	$13,658

	As of December 31, 2015
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$6,388,148	$323,961	$294,755	$40,861	$6,682,903	$364,822
Canadian and Canadian provincial governments	122,746	2,532	—	—	122,746	2,532
Residential mortgage-backed securities	452,297	7,036	82,314	4,057	534,611	11,093
Asset-backed securities	581,701	9,825	199,298	7,100	780,999	16,925
Commercial mortgage-backed securities	514,877	9,806	31,177	997	546,054	10,803
U.S. government and agencies	1,010,387	57,718	—	—	1,010,387	57,718
State and political subdivisions	157,837	5,349	13,016	3,718	170,853	9,067
Other foreign government, supranational, and foreign government-sponsored enterprises	702,962	18,279	38,379	4,206	741,341	22,485
Total investment grade securities	$9,930,955	$434,506	$658,939	$60,939	$10,589,894	$495,445

Below investment grade securities:
Corporate securities	$554,688	$71,171	$114,427	$31,076	$669,115	$102,247
Residential mortgage-backed securities	22,646	282	7,679	298	30,325	580
Asset-backed securities	6,772	201	9,335	1,250	16,107	1,451
Commercial mortgage-backed securities	3,253	248	767	117	4,020	365
Other foreign government, supranational, and foreign government-sponsored enterprises	60,668	7,356	31,693	11,803	92,361	19,159
Total below investment grade securities	648,027	79,258	163,901	44,544	811,928	123,802
Total fixed maturity securities	$10,578,982	$513,764	$822,840	$105,483	$11,401,822	$619,247

Equity securities:
Non-redeemable preferred stock	$12,331	$2,175	$12,191	$3,787	$24,522	$5,962
Other equity securities	38,327	2,242	—	—	38,327	2,242
Total equity securities	$50,658	$4,417	$12,191	$3,787	$62,849	$8,204

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015		2016	2015	Change
Fixed maturity and equity securities avail. for sale:
Other-than-temporary impairment losses on fixed maturities	$(4,142)	$—	$(846)	$(33,817)	$(27,605)	$23,463	$(38,805)	$(57,380)	$18,575
Portion of loss recognized in accumulated other
comprehensive income (before taxes)	74	—	—	—	—	74	74	—	74
Net other-than-temporary impairment losses on fixed
maturities recognized in earnings	(4,068)	—	(846)	(33,817)	(27,605)	23,537	(38,731)	(57,380)	18,649
Gain on investment activity	27,217	46,346	53,615	27,192	20,077	7,140	154,370	73,079	81,291
Loss on investment activity	(6,568)	(9,054)	(22,556)	(11,787)	(21,636)	15,068	(49,965)	(71,893)	21,928
Net gains (losses) on fixed maturity & equity securities
available for sale	16,581	37,292	30,213	(18,412)	(29,164)	45,745	65,674	(56,194)	121,868

Other impairment losses and change in mortgage loan provision	(8,895)	(262)	211	(2,060)	(2,292)	(6,603)	(11,006)	(6,953)	(4,053)
Other non-derivative gaines (losses), net	4,987	4,754	5,123	4,057	11,824	(6,837)	18,921	28,169	(9,248)

Free-standing derivatives:
Credit default swaps	4,564	6,672	3,518	3,346	1,253	3,311	18,100	(4,683)	22,783
Interest rate swaps - non-hedged	(100,500)	4,122	41,500	62,527	(9,271)	(91,229)	7,649	20,358	(12,709)
Interest rate swaps - hedged	—	—	—	—	—	—	—	7	(7)
Foreign currency swaps - hedged (1)	5,766	1,606	(2,395)	(4,562)	2,983	2,783	415	848	(433)
Futures	(9,957)	(11,677)	(7,557)	(11,051)	(6,822)	(3,135)	(40,242)	319	(40,561)
CPI swaps	223	76	(520)	(180)	(55)	278	(401)	(208)	(193)
Equity options	(8,694)	(13,648)	(3,225)	(2,703)	(21,376)	12,682	(28,270)	(16,899)	(11,371)
Currency forwards	(4,954)	507	3,577	2,500	(214)	(4,740)	1,630	(1,160)	2,790
Bond forwards	(225)	116	(1,010)	841	(911)	686	(278)	354	(632)
Interest rate options	—	—	—	—	—	—	—	3,276	(3,276)
Total free-standing derivatives	(113,777)	(12,226)	33,888	50,718	(34,413)	(79,364)	(41,397)	2,212	(43,609)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	20,374	49,078	76,966	(92,249)	(27,201)	47,575	54,169	(98,793)	152,962
GMXB	90,923	7,988	(28,137)	(62,940)	36,437	54,486	7,834	(33,191)	41,025
Total embedded derivatives	111,297	57,066	48,829	(155,189)	9,236	102,061	62,003	(131,984)	193,987

Net gain (loss) on total derivatives	(2,480)	44,840	82,717	(104,471)	(25,177)	22,697	20,606	(129,772)	150,378

Total investment related gains (losses), net	$10,193	$86,624	$118,264	$(120,886)	$(44,809)	$55,002	$94,195	$(164,750)	$258,945

(1) The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net gains (losses) on total derivatives.

Appendix

Reconciliations of GAAP Income Statements to Operating Income Statements

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
U.S. & Latin America Traditional
Income before income taxes	$131,492	$77,081	$111,430	$51,098	$79,483	$52,009	$371,101	$235,771	$135,330
Investment and derivative gains (losses) - non-operating (1)	(336)	(69)	1	65	203	(539)	(339)	201	(540)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(1,811)	3,463	881	2,035	(696)	(1,115)	4,568	(2,507)	7,075
Operating income before income taxes	$129,345	$80,475	$112,312	$53,198	$78,990	$50,355	$375,330	$233,465	$141,865

U.S. & Latin America Asset Intensive
Income (loss) before income taxes	$72,261	$88,732	$93,979	$(30,830)	$30,874	$41,387	$224,142	$152,946	$71,196
Investment and derivative gains (losses) - non-operating (1)	103,778	867	(27,119)	(24,603)	39,757	64,021	52,923	(16,009)	68,932
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(18,563)	(52,541)	(77,847)	90,214	27,897	(46,460)	(58,737)	101,300	(160,037)
GMXB embedded derivatives (1)	(90,923)	(7,988)	28,137	62,940	(36,437)	(54,486)	(7,834)	33,191	(41,025)
Funds withheld gains (losses) - investment income	(7,516)	(2,295)	(10,304)	(4,624)	59	(7,575)	(24,739)	(10,059)	(14,680)
EIA embedded derivatives - interest credited	(39,964)	42	(17,364)	29,149	(1,412)	(38,552)	(28,137)	(12,582)	(15,555)
DAC offset, net	27,625	31,876	64,841	(76,978)	(13,142)	40,767	47,364	(49,225)	96,589
Operating income before income taxes	$46,698	$58,693	$54,323	$45,268	$47,596	$(898)	$204,982	$199,562	$5,420

U.S. & Latin America Financial Reinsurance
Income before income taxes	$14,447	$13,982	$14,875	$15,934	$15,936	$(1,489)	$59,238	$55,017	$4,221
Operating income before income taxes	$14,447	$13,982	$14,875	$15,934	$15,936	$(1,489)	$59,238	$55,017	$4,221

Total U.S. & Latin America
Income before income taxes	$218,200	$179,795	$220,284	$36,202	$126,293	$91,907	$654,481	$443,734	$210,747
Investment and derivative gains (losses) - non-operating (1)	103,442	798	(27,118)	(24,538)	39,960	63,482	52,584	(15,808)	68,392
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(20,374)	(49,078)	(76,966)	92,249	27,201	(47,575)	(54,169)	98,793	(152,962)
GMXB embedded derivatives (1)	(90,923)	(7,988)	28,137	62,940	(36,437)	(54,486)	(7,834)	33,191	(41,025)
Funds withheld gains (losses) - investment income	(7,516)	(2,295)	(10,304)	(4,624)	59	(7,575)	(24,739)	(10,059)	(14,680)
EIA embedded derivatives - interest credited	(39,964)	42	(17,364)	29,149	(1,412)	(38,552)	(28,137)	(12,582)	(15,555)
DAC offset, net	27,625	31,876	64,841	(76,978)	(13,142)	40,767	47,364	(49,225)	96,589
Operating income before income taxes	$190,490	$153,150	$181,510	$114,400	$142,522	$47,968	$639,550	$488,044	$151,506

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Canada Traditional
Income before income taxes	$37,026	$34,275	$43,309	$20,095	$44,640	$(7,614)	$134,705	$124,175	$10,530
Investment and derivative gains (losses) - non-operating (1)	(1,550)	(2,624)	(1,049)	(372)	259	(1,809)	(5,595)	5,947	(11,542)
Funds withheld gains (losses) - investment income	(722)	(1,027)	(1,353)	(359)	187	(909)	(3,461)	(6,311)	2,850
Operating income before income taxes	$34,754	$30,624	$40,907	$19,364	$45,086	$(10,332)	$125,649	$123,811	$1,838

Canada Financial Solutions
Income before income taxes	$4,065	$1,160	$2,128	$592	$3,420	$645	$7,945	$13,902	$(5,957)
Operating income before income taxes	$4,065	$1,160	$2,128	$592	$3,420	$645	$7,945	$13,902	$(5,957)

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$15,826	$8,515	$6,834	$(1,116)	$12,859	$2,967	$30,059	$48,410	$(18,351)
Investment and derivative gains (losses) - non-operating (1)	—	—	—	(5)	—	—	(5)	(338)	333
Operating income (loss) before income taxes	$15,826	$8,515	$6,834	$(1,121)	$12,859	$2,967	$30,054	$48,072	$(18,018)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$41,328	$43,786	$27,469	$25,424	$28,145	$13,183	$138,007	$108,445	$29,562
Investment and derivative gains (losses) - non-operating (1)	(4,914)	(8,159)	(1,468)	1,004	(9,261)	4,347	(13,537)	(10,170)	(3,367)
Investment income on unit-linked variable annuities	(4,217)	(5,540)	(2,966)	(408)	—	(4,217)	(13,131)	—	(13,131)
Interest credited on unit-linked variable annuities	4,217	5,540	2,966	408	—	4,217	13,131	—	13,131
Non-investment derivatives	314	(1,682)	127	(817)	(105)	419	(2,058)	(189)	(1,869)
Operating income before income taxes	$36,728	$33,945	$26,128	$25,611	$18,779	$17,949	$122,412	$98,086	$24,326

Asia Pacific Traditional
Income before income taxes	$18,464	$19,822	$34,482	$41,160	$37,415	$(18,951)	$113,928	$105,654	$8,274
Investment and derivative gains (losses) - non-operating (1)	—	—	—	(16)	(1,706)	1,706	(16)	—	(16)
Operating income before income taxes	$18,464	$19,822	$34,482	$41,144	$35,709	$(17,245)	$113,912	$105,654	$8,258

Asia Pacific Financial Solutions
Income (loss) before income taxes	$(11,966)	$7,549	$(73)	$8,553	$5,467	$(17,433)	$4,063	$19,619	$(15,556)
Investment and derivative gains (losses) - non-operating (1)	5,846	(5,283)	(5,925)	(1,111)	(17)	5,863	(6,473)	2,899	(9,372)
Operating income (loss) before income taxes	$(6,120)	$2,266	$(5,998)	$7,442	$5,450	$(11,570)	$(2,410)	$22,518	$(24,928)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	Quarter	2016	2015	Change
Corporate and Other Segment
Income (loss) before income taxes	$(27,400)	$(7,302)	$18,790	$(23,330)	$(51,496)	$24,096	$(39,242)	$(119,144)	$79,902
Investment and derivative gains (losses) - non-operating (1)	1,120	(11,690)	(31,540)	(6,930)	34,799	(33,679)	(49,040)	67,056	(116,096)
Non-investment derivatives	(25)	(23)	(17)	(14)	(15)	(10)	(79)	71	(150)
Operating income (loss) before income taxes	$(26,305)	$(19,015)	$(12,767)	$(30,274)	$(16,712)	$(9,593)	$(88,361)	$(52,017)	$(36,344)

Consolidated
Income before income taxes	$295,543	$287,600	$353,223	$107,580	$206,743	$88,800	$1,043,946	$744,795	$299,151
Investment and derivative gains (losses) - non-operating (1)	103,944	(26,958)	(67,100)	(31,968)	64,034	39,910	(22,082)	49,586	(71,668)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(20,374)	(49,078)	(76,966)	92,249	27,201	(47,575)	(54,169)	98,793	(152,962)
GMXB embedded derivatives (1)	(90,923)	(7,988)	28,137	62,940	(36,437)	(54,486)	(7,834)	33,191	(41,025)
Funds withheld gains (losses) - investment income	(8,238)	(3,322)	(11,657)	(4,983)	246	(8,484)	(28,200)	(16,370)	(11,830)
EIA embedded derivatives - interest credited	(39,964)	42	(17,364)	29,149	(1,412)	(38,552)	(28,137)	(12,582)	(15,555)
DAC offset, net	27,625	31,876	64,841	(76,978)	(13,142)	40,767	47,364	(49,225)	96,589
Investment income on unit-linked variable annuities	(4,217)	(5,540)	(2,966)	(408)	—	(4,217)	(13,131)	—	(13,131)
Interest credited on unit-linked variable annuities	4,217	5,540	2,966	408	—	4,217	13,131	—	13,131
Non-investment derivatives	289	(1,705)	110	(831)	(120)	409	(2,137)	(118)	(2,019)
Operating income before income taxes	$267,902	$230,467	$273,224	$177,158	$247,113	$20,789	$948,751	$848,070	$100,681

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

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